SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]


--------------------------------------------------------------------------------

Check the appropriate box:

[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                                  Nortek, Inc.
                                  ------------
                (Name of Registrant as Specified In Its Charter)

                                  Nortek, Inc.
                                  ------------
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

          [LOGO] NORTEK


NORTEK, INC., 50 KENNEDY PLAZA, PROVIDENCE, RHODE ISLAND 02903-2360
401-751-1600



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 4, 2000

     The Annual Meeting of Stockholders of Nortek, Inc. (the "Company") will be held at the Inter-Continental Hotel, 360 St. Antoine West, Montreal, Quebec, Canada H2Y 3X4 on Thursday, May 4, 2000 at 11:00 a.m., local time, for the following purposes:

     1. To elect one director to the Company's Board of Directors for a term expiring at the 2003 Annual Meeting of Stockholders.

     2.  To approve the Company's 2000 Equity and Cash Incentive Plan.

     3.  To approve the Company's 2000 Stock Option Plan for Directors.

     4. To transact such other business or act upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on March 21, 2000 as the record date of the Annual Meeting to determine the stockholders entitled to notice of and to vote at the meeting or any adjournment or postponement thereof. The Company's stock transfer books will not be closed prior to the Annual Meeting.

                                         By Order of the Board of Directors,





                                         KEVIN W. DONNELLY
                                         Secretary

Providence, Rhode Island
March 28, 2000




WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED FORM(S) OF PROXY IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE. PLEASE REFERENCE THE ELECTRONIC VOTING PROCEDURES DESCRIBED ON PAGE 2 FOR ALTERNATIVE VOTING METHODS.

                                  NORTEK, INC.

                                50 KENNEDY PLAZA
                       PROVIDENCE, RHODE ISLAND 02903-2360

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

     The enclosed proxy materials have been furnished to stockholders in connection with the solicitation by the Board of Directors of Nortek, Inc. (the "Company") of proxies for use at its Annual Meeting of Stockholders to be held on Thursday, May 4, 2000 at the Inter-Continental Hotel, 360 St. Antoine West, Montreal, Quebec, Canada H2Y 3X4, and at any adjournment or postponement thereof. These proxy materials were first mailed to stockholders on or about March 28, 2000.

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

     A copy of the Company's 1999 Financial Report to Stockholders is being mailed herewith to each stockholder entitled to vote at the meeting.


                         VOTING RIGHTS AND SOLICITATION

     As of March 21, 2000 the Company had outstanding 10,947,300 shares of Common Stock, $1.00 par value (the "Common Stock"), and 549,644 shares of Special Common Stock, $1.00 par value (the "Special Common Stock"). Holders of record at the close of business on March 21, 2000 are entitled to vote at the meeting or any adjournment thereof. Holders of shares of Common Stock are entitled to one vote for each share, and holders of shares of Special Common Stock are entitled to ten votes per share. With respect to the election of the director, holders of Common Stock shall be entitled to elect the director, and the holders of Special Common Stock shall have no voting rights with respect to the election of such director. A plurality of votes properly cast by the holders of Common Stock will elect the director. Approval of the 2000 Equity and Cash Incentive Plan and the 2000 Stock Option Plan for Directors will require the affirmative vote of a majority of the total votes of the outstanding shares of Common Stock and Special Common Stock, voting as a single class, represented and entitled to vote at the meeting. Abstentions from voting and broker nonvotes will have no effect on the outcome of the election of the director. Abstentions from voting on the 2000 Equity and Cash Incentive Plan and the 2000 Stock Option Plan for Directors are the equivalent of votes against the item while broker nonvotes will have no effect on the outcome.

PROXIES

     Whether or not you are able to attend the Annual Meeting, you are urged to vote your proxy, which is solicited by the Company's Board of Directors and which will be voted as you direct on your proxy when properly completed. It is the intention of the persons named as proxies to vote shares of Common Stock represented by duly executed proxies for the election of the nominee for director selected by the Board of Directors and to vote shares of Common Stock and Special Common Stock represented by duly executed proxies for the 2000 Equity and Cash Incentive Plan and the 2000 Stock Option Plan for Directors unless authority to do so has been withheld or a contrary specification has been made. If any other business is properly brought before the Annual Meeting and on all matters incidental to the conduct of the meeting, the proxies will be voted in accordance with the discretion of the persons named as proxies. You may revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company's principal executive offices so it is received before the beginning of the Annual Meeting. You may also revoke your proxy by attending the Annual Meeting, requesting return of the proxy and voting in person. Proxies will be tabulated by the Company's transfer agent, EquiServe.

ELECTRONIC VOTING PROCEDURES

     Stockholders whose shares are registered directly with EquiServe may vote either via the Internet or by calling EquiServe. Specific instructions to be followed by any registered stockholder interested in voting via the Internet or telephone are set forth on the enclosed proxy card(s). The Internet and telephone voting procedures are designed to authenticate the stockholder's identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

     If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible stockholders the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP's program, your voting form will provide instructions. If your voting form does not reference Internet or telephone information, please complete and return the proxy card in the self-addressed postage paid envelope provided.

SOLICITATION OF PROXIES

     The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy cards and any additional solicitation material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company has retained D.F. King & Co., Inc., New York, New York to act as a proxy solicitor in conjunction with the Annual Meeting and has agreed to pay $8,500, plus reasonable out-of-pocket expenses, to D.F. King for proxy solicitation services. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone or other means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.


                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTOR

     The By-laws of the Company provide that the Board of Directors shall consist of not less than three directors and that the number of directors at any time shall be the number of directors fixed by resolution of the Board of Directors. The Board of Directors has fixed the number of directors at five which is the current number of directors. The Board of Directors is divided into three classes, with each class to hold office for a term of three years. At the meeting, one director is to be elected for a term of three years expiring at the 2003 Annual Meeting and until his respective successor is elected and qualified. Holders of Common Stock, voting separately as a class, are entitled to elect 25% or the next highest whole number of directors to be elected at the Annual Meeting, which in this case constitutes one director. Richard J. Harris has been nominated to be elected by the holders of Common Stock voting separately as a class for a term of three years expiring at the 2003 Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEE.

     Unless instructions are given to the contrary, it is the intention of the persons named as proxies to vote the shares to which the proxy is related FOR the election of the nominee for director.

     The nominee has agreed to serve as a director, if elected. If, at the time of the Annual Meeting, the nominee is unwilling or unable to serve (which is not currently anticipated), the Board may fix the number of directors at less than five, or the persons named as proxies may nominate and may vote for another person in their discretion. The By-laws require nominations of directors, other than by the Board of Directors, to be submitted to the Company's Chief Executive Officer or Secretary at least 30 days before the meeting and be accompanied by a petition signed by at least 100 stockholders of record, holding in the aggregate at least 1% of the capital stock entitled to vote, and by certain other information.

     Presented below is information regarding the nominee for director as well as those directors continuing in office.

NOMINEE FOR THE BOARD OF DIRECTORS

NOMINEE FOR TERM EXPIRING                                                                     DIRECTOR
AT THE 2003 ANNUAL MEETING                 PRINCIPAL OCCUPATION                      AGE        SINCE
--------------------------                 --------------------                      ---      -------

Richard J. Harris................     Vice President and Treasurer of the Company    63         1984


MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

TERM EXPIRING AT THE                                                                          DIRECTOR
2001 ANNUAL MEETING                        PRINCIPAL OCCUPATION                      AGE        SINCE
-------------------                        --------------------                      ---      -------

Phillip L. Cohen.................     Financial Consultant; Certified                68         1996
                                      Public Accountant

Richard L. Bready................     Chairman, President and Chief                  55         1976
                                      Executive Officer of the Company


TERM EXPIRING AT THE                                                                          DIRECTOR
2002 ANNUAL MEETING                        PRINCIPAL OCCUPATION                      AGE        SINCE
-------------------                        --------------------                      ---      -------

J. Peter Lyons...................     Chairman of The Lyons Companies (consulting    65         1991
                                      service for employee insurance benefits)

William I. Kelly.................     Director of Human Resources, American          56         1996
                                      Express Tax and Business Services, Boston
                                      Region (taxand consulting services)

     Mr. Harris has been employed by the Company in his present capacities for more than the past five years. Mr. Cohen was a partner with an international public accounting firm from 1965 until his retirement in June 1994 and has been a financial consultant since that date. He is a director and Treasurer of the Greater Boston Convention and Visitors Bureau and a director of Bike Athletic Co. Mr. Bready has been Chairman, President and Chief Executive Officer of the Company for more than the past five years. Mr. Lyons, for more than the past five years, has been Chairman of The Lyons Companies which has designed benefit plans and provides insurance services to the Company. Mr. Kelly has been Director of Human Resources for the Boston Region of American Express Tax and Business Services, a provider of tax and consulting services affiliated with American Express Company, since January 2000 and was previously Director of the Graduate School of Professional Accounting of Northeastern University for more than five years until August 1999. He is a director of Scituate Federal Savings Bank in Scituate, Massachusetts.

BOARD OF DIRECTORS AND COMMITTEE ORGANIZATION

     The Board of Directors held five meetings during 1999. Each director attended more than 75% of the meetings and of the meetings of the committees of the Board on which he served. The Board of Directors has a standing Audit Committee, consisting of Messrs. Kelly (Chairman of the committee) and Cohen. The duties of the Audit Committee consist of reviewing with the Company's independent auditors and the Company's management the scope and results of the annual audit, the scope of other services provided by the Company's auditors, proposed changes in the Company's financial and accounting standards and principles, the Company's policies and procedures with respect to its internal accounting, auditing and financial controls, and making recommendations to the Board of Directors on the engagement of the independent auditors. During 1999 the Audit Committee held two meetings. The Stock Option Committee of the Board, consisting of Messrs. Cohen (Chairman of the committee) and Kelly, which is authorized to administer the Company's stock option plans, held five meetings in 1999. The Compensation Committee, comprised of Messrs. Kelly (Chairman of the committee) and Cohen, has authority to implement changes in the compensation arrangements with the Chief Executive Officer and recommend changes in compensation arrangements for certain other executive officers. It held five meetings during 1999. The Board of Directors does not have a standing nominating committee.

DIRECTOR COMPENSATION

     For their services to the Company as directors, directors who are not officers or employees of the Company or its subsidiaries receive directors fees from the Company. The fees currently paid to such directors are $2,000 per month and $1,000 per meeting ($500 if a director participates by telephone). In addition, members of committees of the Board of Directors receive $1,000 per committee meeting ($500 if held in conjunction with a Board meeting or if a member participates by telephone). Committee chairmen receive an additional $2,000 per year.

     In addition, pursuant to the Company's 1997 Stock Option Plan for Directors, each nonemployee director is automatically granted so-called "formula" options to purchase 200 shares of Common Stock on the day of the adjournment of each Annual Meeting of Stockholders. Such a formula option grant was made after the 1999 Annual Meeting of Stockholders and another such grant will be made after this year's meeting. These formula options are granted at their fair market value on the date of grant and vest in two equal installments on each of the first and second anniversaries of the grant date. In 1999, pursuant to the discretionary option grant provisions of the 1997 Stock Option Plan for Directors, each nonemployee director also received options to purchase 5,000 shares of Common Stock at a price equal to the fair market value on the date of grant. Of these options, 2,500 were granted on February 17, 1999 and 2,500 were granted on May 20, 1999. The February 17 options were 20% vested immediately, with 20% vesting on each of the first four anniversaries of the grant date and the May 20 options were 50% vested immediately, with 50% vesting on May 20, 2000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of equity securities of the Company by the Company's directors (including the nominee for director), by its executive officers named in the Summary Compensation Table, by its directors and executive officers as a group, and by those known by the Company to own beneficially more than 5% of its Common Stock or Special Common Stock, all as of March 21, 2000, except for the number of shares held by Gabelli Funds, Inc. and Neuberger Berman, LLC, as to which the dates are April 16, 1999 and December 31, 1999, respectively.

                                                         COMMON STOCK                   SPECIAL COMMON STOCK
                                                 ---------------------------        ---------------------------
                                                 AMOUNT AND                          AMOUNT AND
                                                 NATURE OF                           NATURE OF
                                                 BENEFICIAL         PERCENT          BENEFICIAL        PERCENT
NAME(1)                                         OWNERSHIP (2)       OF CLASS         OWNERSHIP (2)     OF CLASS
-------                                         ------------        --------        ------------       --------

Richard L. Bready (3)...................           644,950             5.8           1,318,294           91.0
Phillip L. Cohen........................             5,850             *                    --           --
Kevin W. Donnelly.......................            37,840             *                    10            *
Almon C. Hall...........................            59,899             *                    --           --
Richard J. Harris (3)...................           308,241             2.8              46,263            8.4
William I. Kelly........................             5,850             *                    --           --
J. Peter Lyons..........................             6,870             *                    --           --
Kenneth J. Ortman.......................            19,307             *                    --           --
All directors and executives
  officers as a group (3)(4)............           852,007             7.6           1,318,294           91.0
Gabelli Funds, Inc.
  One Corporate Center
  Rye, NY  10580 (5)....................         1,555,200 (6)        14.2              18,665 (6)        3.4
Neuberger Berman, LLC
  605 Third Avenue
  New York, NY  10158 (7)...............          767,050 (8)          7.0                  --           --

------------
*  Less than 1%

(1) The address of all such persons unless otherwise stated is c/o Nortek, Inc., 50 Kennedy Plaza, Providence, Rhode Island 02903-2360. Certain of the shares shown in the table are shares as to which the persons named in the table have the right to acquire beneficial ownership, as specified in Rule 13d-3(d)(1) promulgated under the Securities Exchange Act of 1934, as amended. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially held by them, subject to community property laws where applicable.

(2) Includes shares subject to exercisable options in the case of Messrs. Bready (150,000 shares of Common Stock and 898,849 shares of Special Common Stock), Cohen (5,850 shares of Common Stock), Donnelly (29,247 shares of Common Stock), Hall (42,899 shares of Common Stock), Harris (54,166 shares of Common Stock), Kelly (5,850 shares of Common Stock), Lyons (5,850 shares of Common Stock) and Ortman (5,832 shares of Common Stock).

(3) Various defined benefit pension plans of the Company and certain of its subsidiaries held approximately 2.2% of the outstanding Common Stock of the Company and 8.4% of the outstanding Special Common Stock at March 21, 2000. Under the provisions of the trust agreement governing the plans, the Company may instruct the trustee regarding the acquisition and disposition of plan assets and the voting of securities held by the trust. Accordingly, although the directors and officers disclaim beneficial ownership of such shares, the shares are included in the table as being beneficially owned by Messrs. Bready and Harris and are also included under shares held by directors and executive officers as a group.

(4) Includes 299,694 shares of Common Stock and 898,849 shares of Special Common Stock that directors and executive officers as a group have a right to acquire upon the exercise of exercisable options.

(5) Based upon Schedule 13D/A filed with the Securities and Exchange Commission on April 20, 1999 on behalf of Gabelli Funds, LLC, GAMCO Investors, Inc., Gabelli Performance Partnership L.P., Gabelli Funds, Inc., Gabelli Asset Management, Inc., Marc J. Gabelli and Mario J. Gabelli.

(6) Includes 490,500 shares of Common Stock and 9,333 shares of Special Common Stock over which Gabelli Funds, LLC. has sole voting and dispositive power; includes 1,047,700 shares of Common Stock and 9,332 shares of Special Common Stock over which GAMCO Investors, Inc. has sole voting and dispositive power; and includes 17,000 shares of Common Stock over which Gabelli Performance Partnership L.P. has sole voting and dispositive power.

(7) Based upon Schedule 13G/A filed with the Securities and Exchange Commission on February 3, 2000.

(8) Includes 479,300 shares beneficially owned by Marvin Schwartz, a principal of Neuberger Berman, LLC, for which Mr. Schwartz filed on Schedule 13D with the Securities and Exchange Commission on March 31, 1997.

     Except as set forth in the above table, the Company knows of no persons who at March 21, 2000, beneficially owned more than 5% of the shares of Common Stock or Special Common Stock of the Company outstanding on that date.

EXECUTIVE COMPENSATION

     The following table sets forth, on an accrual basis, information concerning the compensation for services to the Company and its subsidiaries for 1997, 1998 and 1999 of those persons who were, at December 31, 1999, the Chief Executive Officer and the other four most highly compensated executive officers of the Company.

                                                                                 LONG-TERM
                                                                                COMPENSATION
                                                                                   AWARDS
                                                                                ------------
                                                                                 SECURITIES
                                                                                 UNDERLYING           ALL OTHER
                                             ANNUAL COMPENSATION (1)               OPTIONS           COMPENSATION(2)
                                             -----------------------             ------------        ---------------
NAME AND PRINCIPAL POSITION             YEAR       SALARY         BONUS
---------------------------             ----       ------         -----
Richard L. Bready                       1999       $990,600    $4,976,500          350,000             $524,583
  Chairman, President and               1998        900,000     2,338,000          225,000              571,153
  Chief Executive Officer               1997        817,080       327,250          250,000              537,178

Almon C. Hall                           1999       $325,000    $  400,000           37,500             $ 16,078
  Vice President, Controller and        1998        287,500       325,000           10,000                5,257
  Chief Accounting Officer              1997        254,264       300,000           10,000                5,204

Richard J. Harris                       1999       $300,000    $  250,000           42,500             $ 22,250
  Vice President                        1998        262,500       200,000           17,500                5,100
  and Treasurer                         1997        226,013       175,000           10,000                5,064

Kenneth J. Ortman                       1999       $220,000    $  150,000              ---             $ 12,800
  Senior Vice President -               1998        210,000       125,000            5,000                4,800
  Group Operations                      1997        199,106       110,000           10,000                4,800

Kevin W. Donnelly                       1999       $210,000    $  175,000           20,000             $ 12,800
  Vice President, General               1998        200,000       150,000            5,000                4,800
  Counsel and Secretary                 1997        189,625       125,000           10,000                4,800

------------
(1) The aggregate amount of any compensation in the form of perquisites and other personal benefits paid in each of the years, based on the Company's incremental cost, did not exceed the lesser of 10% of any executive officer's annual salary and bonus or $50,000.

(2) In 1999 for each of Messrs. Bready, Hall and Harris, includes premiums paid by the Company for split dollar life insurance pursuant to agreements between each of them and the Company, of which $30,159, $441 and $1,270 represents the term life portion of the premiums and $18,001, $2,837 and $8,105 represents the non-term portion, in each case for Messrs. Bready, Hall and Harris, respectively. Pursuant to each split dollar life insurance agreement, the Company will be reimbursed for premiums that it pays on the split dollar life insurance policies upon the death of the second to die of the executive and his spouse (except that the Company pays premiums on other life insurance policies on Mr. Bready that are subject to split dollar agreements providing that the Company will be reimbursed for premiums upon the earlier of Mr. Bready's termination or death). In prior proxy statements, the Company calculated the benefit of the non-term portion of split dollar life insurance policies using an interest rate equal to 120% of the federal mid-term rate. The numbers in the table above for Messrs. Bready, Hall and Harris have been calculated using 100% of such rate, and the 1998 and 1997 numbers for Mr. Bready reflect the same rate.

     In addition, in 1999 $903 of the amount for Mr. Bready, $114 of the amount for Mr. Hall and $75 of the amount for Mr. Harris are for premiums paid for additional amounts of term life insurance over the level provided to other salaried employees.

     Also includes loan forgiveness pursuant to Mr. Bready's employment agreement with the Company of $462,720 in 1999.

     Includes $4,800 in matching contributions and $8,000 in profit sharing contributions by the Company in 1999 for each of Messrs. Bready, Hall, Harris, Ortman and Donnelly under the Company's 401(k) Savings Plan, which is a defined contribution retirement plan.

STOCK OPTION TABLES

                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information regarding stock options granted to named executive officers in 1999.

                                                  % OF TOTAL
                                NO. OF SHARES       OPTIONS
                                 UNDERLYING       GRANTED TO
                                   OPTIONS       EMPLOYEES IN     EXERCISE    EXPIRATION      GRANT DATE
            NAME                   GRANTED           1999(%)        PRICE        DATE      PRESENT VALUE(1)
            ----               --------------- ----------------  ----------  ------------  ---------------
Richard L. Bready...............   75,000(2)          13.5        $24.8750      2/16/09      $   744,000
Richard L. Bready...............  275,000(2)          49.7         29.5625      5/19/09        3,333,000
Almon C. Hall...................    7,500              1.4         24.8750      2/16/09           74,400
Almon C. Hall...................   20,000              3.6         29.5625      5/19/09          242,400
Almon C. Hall...................   10,000              1.8         24.7500     12/15/09          104,500
Richard J. Harris...............    7,500              1.4         24.8750      2/16/09           74,400
Richard J. Harris...............   20,000              2.9         29.5625      5/19/09          242,400
Richard J. Harris...............   15,000              2.7         24.7500     12/15/09          156,750
Kevin W. Donnelly...............    5,000              0.9         24.8750      2/16/09           49,600
Kevin W. Donnelly...............   10,000              1.8         29.5625      5/19/09          121,200
Kevin W. Donnelly...............    5,000              0.9         24.7500     12/15/09           52,250

-----------
(1) Pre-tax amounts based on Black-Scholes option pricing model with the following assumptions: risk-free interest rate between 4.91% and 6.31%, expected life of 5 years, expected volatility of 36% and dividend yield of 0%.

(2)  Special Common Stock; all other information relates to Common Stock.

     The following table contains information with respect to the value realized (market value less exercise price) of options exercised in 1999 by those executive officers listed in the Summary Compensation Table and the value of their unexercised options at year-end.

             AGGREGATED OPTION EXERCISES IN 1999 AND YEAR-END OPTION VALUES


                                                                                            VALUE OF UNEXERCISED
                           AGGREGATED                        NUMBER OF UNEXERCISED          IN-THE-MONEY OPTIONS
                             SHARES                           OPTIONS AT YEAR-END              AT YEAR-END (1)
                            ACQUIRED                      ---------------------------   -----------------------------
          NAME            ON EXERCISE    VALUE REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE     UNEXERCISABLE
          ----            -----------    --------------   -----------   -------------   -----------     -------------
Richard L. Bready.....        ---              ---        823,849 (2)      175,000 (3)   $4,559,749 (2)  $177,188 (3)
Almon C. Hall.........       17,000         $487,738       26,649           26,251           77,323        68,390
Richard J. Harris.....        8,000          142,500       37,916           32,084          107,656        75,000
Kenneth J. Ortman.....        7,500          129,375        3,332            4,168           16,868        26,569
Kevin W. Donnelly.....        3,000           47,438       21,580           17,167          147,254        54,564

------------
(1) Calculated by multiplying the relevant number of unexercised options by the difference between the stock price for the Company's Common Stock on December 31, 1999 of $28.00 and the exercise price of the options.

(2) 673,849 of these options with a value of $4,409,749 are for Special Common Stock.

(3)  Options for Special Common Stock.


LONG-TERM INCENTIVE PLANS

     On July 1, 1999, the Compensation Committee of the Company's Board of Directors approved the 1999 Equity Performance Plan (the "Performance Plan"), which was adopted pursuant to the 1999 Equity and Cash Incentive Plan. The Performance Plan provides for cash performance awards to Messrs. Bready, Hall, Harris and Donnelly in the event that the market price of the Company's Common Stock closes at or above certain targets for any 20 trading days within any consecutive 60-day trading period. Upon attainment of any stock price target, an aggregate award will be distributed among recipients of awards in an amount based on appreciation in the Company's stock price relative to certain benchmarks. Each recipient of a performance award pursuant to the Performance Plan will receive an amount equal to the aggregate award multiplied by the applicable percentage of participation set forth in the table below. Failure to attain any stock price target will result in the failure to earn any performance award related to that target, except that in the event of a "change of control" (as defined in the 1999 Equity and Cash Incentive Plan), performance awards will be paid based on all stock price targets exceeded as a result of such change of control and the proximity of the Company's stock price to the next target as a result of such change of control.


             LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

                               NUMBER OF               PERFORMANCE OR
                            SHARES, UNITS OR         OTHER PERIOD UNTIL
NAME                         OTHER RIGHTS          MATURATION OR PAYOUT *
----                         -------------         ----------------------
Richard L. Bready                 50%                     3 years
Almon C. Hall                     15%                     3 years
Richard J. Harris                 15%                     3 years
Kevin W. Donnelly                  5%                     3 years

------------

 * The Performance Plan will terminate on July 1, 2002.

PENSION PLAN

     As of December 31, 1995, the Company's qualified pension plan (the "Pension Plan") was frozen and no further increases in benefits may occur as a result of increases in service or compensation. The benefit payable to a participant at normal retirement equals the accrued benefit as of December 31, 1995 and will be payable as a joint and 50% survivor annuity in the case of a married employee and as a single-line annuity in the case of an unmarried employee. In part to compensate certain officers for the effect of the limitations under the Internal Revenue Code of 1986, as amended (the "Code") and the freezing of the Pension Plan, the Company adopted, effective January 1, 1996, the Nortek, Inc. Supplemental Executive Retirement Plan, a nonqualified plan. Under this plan, each of the executive officers listed in the Summary Compensation Table will be entitled to receive, at age 65, annual supplemental pension payments equal to a specified percentage of their highest consecutive three-year average W-2 compensation, less the amounts to which they are entitled under the Pension Plan. The specified percentage is sixty percent (60%) for Mr. Bready, fifty percent (50%) for Messrs. Hall and Harris and thirty percent (30%) for Messrs. Ortman and Donnelly. The Supplemental Executive Retirement Plan provides for vesting upon 10 years of service. All of the executive officers have more than 10 years of service for purposes of the plan. With the consent of the Board of Directors, reduced benefits may be received beginning at age 55. The estimated combined annual pension benefits entitled to be paid to the executive officers beginning at age 65 under the Pension Plan and the Supplemental Executive Retirement Plan are as follows: Mr. Bready $3,518,290, Mr. Hall $383,210, Mr. Harris $330,026, Mr. Ortman $100,995 and Mr. Donnelly $105,782.

     The Company provides deferred compensation benefits for Messrs. Bready, Hall and Harris of 180 monthly payments beginning at age 65, although in the Company's discretion, the employee may receive reduced benefits upon retirement as early as age 60. Benefits are subject to forfeiture (except in the case of Mr. Bready) in the event employment terminates for any reason prior to age 60. Benefits are also subject to forfeiture in the event that the employee engages in competitive activity. Monthly payments to Messrs. Bready, Hall and Harris respectively, will, assuming retirement at age 65, be $5,050, $1,833 and $1,833.


REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Company's executive compensation program is administered by the Board of Directors and its Compensation and Stock Option Committees. The Company's policy with respect to the compensation of executive officers, other than the Chief Executive Officer, is primarily based on the performance of the individual officer along with such other factors as compensation paid by competitors of the Company, local geographical factors, the terms of employment, salary surveys and the use of consultants when considered necessary. Bonuses for executive officers are awarded on a discretionary basis by the Chief Executive Officer based on individual goals derived from the responsibilities of the individual and which are determined, in part, on Company performance and to a greater extent on individual performance. The compensation of the Chief Executive Officer Richard
L. Bready is governed by the terms of his employment agreement with the Company, which was approved by stockholders at the 1997 Annual Meeting of Stockholders. The terms of Mr. Bready's employment agreement in effect for 1999 are set forth below under "Employment Agreements and Severance Arrangements."

     The executive officers named in the Summary Compensation Table received salary increases in 1999 based on competitive salary analyses and individual performance of job goals and objectives. Bonuses awarded such executive officers for the year reflected the achievement of individual goals, the operating performance of the Company and certain units and other factors.

By the Board of Directors:


                  Richard L. Bready               William I. Kelly

                  Phillip L. Cohen                J. Peter Lyons

                  Richard J. Harris


REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee is authorized to approve changes in the compensation arrangement with the Chief Executive Officer and to recommend changes with respect to certain other executive officers. In structuring compensation for the Chief Executive Officer, the Committee believes it is important that Mr. Bready's compensation include incentives that may qualify for deduction by the Company under Section 162(m) of the Code. The Committee may, however, grant compensation that would not be deductible by the Company as a result of the application of Section 162(m). In June 1998, the Compensation Committee approved an amendment to Mr. Bready's employment agreement which increased his base salary to $975,000 per annum, effective July 1, 1998.

     During 1999, Mr. Bready received a performance award under the Company's 1998 Equity and Cash Incentive Plan in connection with the integration of the Company's Broan and NuTone subsidiaries. The performance award provided that if the cost savings achieved by such integration were $12.5 million or more, Mr. Bready would receive $2.5 million. The award was approved by the Compensation Committee in March 1999 and was based on the Committee's belief that it was in the best interests of the Company that such subsidiaries be effectively and seamlessly integrated, and that Mr. Bready's active participation in the integration process would be key to that success. The Compensation Committee approved a payment of $2.5 million under the award in 1999 based on the cost savings achieved. In addition, during 1999, Mr. Bready received a $2,476,500 bonus pursuant to his employment agreement with the Company.

     On July 1, 1999, the Compensation Committee of the Company's Board of Directors approved the Performance Plan, which was adopted pursuant to the 1999 Equity and Cash Incentive Plan. The Performance Plan is described above under "Long-Term Incentive Plans." The Committee believes it is in the best interests of the Company that the participants in the Performance Plan be rewarded for their contributions to the success of the Company and its subsidiaries as reflected in the value of the Company's Common Stock.

By the Compensation Committee:

                  Phillip L. Cohen           William I. Kelly


REPORT OF THE STOCK OPTION COMMITTEE

     With respect to long-term incentive compensation, the Company believes that stock options are an additional incentive for executive officers and other selected key employees of the Company and its subsidiaries and upon whose efforts the Company is largely dependent for the successful conduct of its business. The award of stock options will encourage such persons to improve operations and increase profits and to accept employment with or remain in the employ of the Company or its subsidiaries. The Company's stock option plans are administered by the Stock Option Committee of the Board. In 1999, the Committee awarded options to Mr. Bready for 350,000 shares of Special Common Stock. In making the awards, the Committee considered his performance as the Company's Chief Executive Officer, his compensation arrangements including his employment agreement, the number and terms of outstanding options and information with respect to options as a component of chief executive officer compensation which align the goals of the stockholders with those of the executive. Stock options were awarded to certain other executive officers based on their recent salary history, prior option awards, job performance and overall success of the Company.

By the Stock Option Committee:

                  Phillip L. Cohen           William I. Kelly


EMPLOYMENT AGREEMENTS AND SEVERANCE ARRANGEMENTS

     The Company does not regularly enter into employment agreements with its executive officers, other than its Chief Executive Officer. Mr. Bready's employment agreement with the Company (as amended, the "1998 Employment Agreement") was approved by stockholders at the 1997 Annual Meeting and became effective January 1, 1998. The 1998 Employment Agreement provides for the employment of Mr. Bready as Chairman and Chief Executive Officer until January 1, 2003 and provides that the term of his employment will be extended for an additional year at the end of each year during the term of his employment. His basic annual salary will be not less than $975,000 with adjustments based upon increases in the cost of living. Mr. Bready's 1999 salary was $990,600. The 1998 Employment Agreement provides for incentive compensation of 1% of the Company's earnings before taxes up to $10,000,000, 2% of earnings from $10,000,000 to $15,000,000, 3% of earnings from $15,000,000 to $20,000,000 and 4% of the excess over $20,000,000, subject to a maximum of 2 1/2 times base salary.

     In addition, the Company made a loan in 1997 to Mr. Bready in the amount of $3,000,000, repayable annually in installments of principal of $300,000 and accrued interest. Interest accrues daily on the loan at the applicable federal long-term rate (determined in accordance with Section 1274 of the Code) in effect on each day the loan is outstanding. In accordance with the 1998 Employment Agreement, as a result of the Company's operating earnings in 1999 in excess of $35,000,000, on January 10, 2000 the Company forgave $462,720, consisting of the principal installment due on such date and accrued interest. Installments will also be forgiven if Mr. Bready is terminated without cause, if he resigns for good reason, or dies or is disabled during the term of the agreement. As of March 21, 2000, the outstanding principal balance of the loan was $2,100,000 and there was accrued interest of $28,141.

     Mr. Bready is eligible to participate in any deferred compensation, supplemental executive retirement, pension or other benefit plan in which executive personnel of the Company are eligible to participate and is eligible for discretionary bonuses. In addition, Mr. Bready is entitled to receive all other benefits or participate in any employee benefit plans generally available to executive personnel of the Company.

     The 1998 Employment Agreement may be voluntarily terminated at any time by Mr. Bready. In the case of such a voluntary termination, Mr. Bready may not compete with the Company for a period of five years from the date of such termination (the "Noncompete Period"). Mr. Bready's agreement not to compete with the Company during the Noncompete Period is limited to prohibiting Mr. Bready from owning a greater than 5% equity interest in, serving as a director, officer, employee or partner of, or being a consultant to or co-venturer with any business enterprise or activity that competes in North America with any line of business conducted by the Company or any of its subsidiaries at the termination of the employment period and which accounts for more than 5% of the Company's gross revenues. During the Noncompete Period, Mr. Bready will be prohibited, among other things, from hiring or attempting to hire any person employed by the Company or any of its subsidiaries during the 24 month period prior to the termination of the employment period. In consideration of Mr. Bready's agreement not to compete for such period, the Company will pay Mr. Bready a fee at the annual rate of (i) 60% of his basic salary at the date of such termination, plus (ii) 60% of the greater of (a) the average of his incentive compensation earned for the preceding three calendar years or (b) the incentive compensation that would have been payable to Mr. Bready for the year in which the Noncompete Period begins if the employment period had not terminated. In the event of a change of control during the period beginning 12 months prior to the commencement of the Noncompete Period or at any time during the Noncompete Period,

Mr. Bready may elect to be paid in cash an amount equal to the balance of the fee payable if the Noncompete Period had continued for its maximum five-year term, with incentive compensation for the purpose of such payment to be calculated on the basis of the average of incentive compensation earned for the preceding three calendar years.

     The Company may terminate Mr. Bready at any time, but if termination is other than for "cause" (as defined in the 1998 Employment Agreement), or if Mr. Bready terminates the 1998 Employment Agreement for "good reason" (as defined in the 1998 Employment Agreement), the Company will be obligated to pay Mr. Bready, for a period of five years, an amount for each year equal to (i) 70% of his basic salary as of the date of such termination, plus (ii) 70% of the greater of
(a) the average of his incentive compensation earned for the preceding three calendar years or (b) incentive compensation that would have been payable to Mr. Bready for the year in which termination occurs if the employment period had not terminated. If a change of control occurs within the 24 months preceding such a termination of the employment period or during the 12 months following such a termination of the employment period, Mr. Bready may elect to be paid in cash an amount equal to the balance of severance pay, with incentive compensation for the purpose of such payment to be calculated on the basis of the average of the incentive compensation for the preceding three calendar years. In June 1997, the Compensation Committee approved an amendment to the 1998 Employment Agreement which expanded the definition of a change of control to include events that would be required to be reported on Form 8-K. In the event of such a termination of the employment period, Mr. Bready will continue for a period of 60 months after termination of the employment period to be covered at the expense of the Company by the same or equivalent hospital, medical, accident, disability and life insurance coverages as he was covered immediately prior to termination of the employment period.

     If Mr. Bready becomes disabled or dies during the employment period or the Noncompete Period, his estate or designated beneficiary will be entitled to receive from the Company: (i) in the case of such a termination of the employment period, for a period of five years, an amount equal to 60% of the basic salary as of the date of his death, plus 60% of the greater of (a) the average of the incentive compensation earned for the preceding three calendar years or (b) the incentive compensation that would have been payable to Mr. Bready if the employment period had not terminated, or (ii) in the case of such a termination of the Noncompete Period, for the remainder of the Noncompete Period, an amount equal to the annual fee payable to Mr. Bready at the date of such termination.

     If it is determined that any benefit provided by the Company to Mr. Bready will be subject to the excise tax imposed by Section 4999 of the Code, the Company will make an additional lump-sum payment to Mr. Bready sufficient, after giving effect to all federal, state and other taxes and charges with respect to such payment, to make Mr. Bready whole for all taxes imposed under or as a result of Section 4999. The Company agrees to pay all costs and expenses incurred by Mr. Bready in connection with the enforcement of the 1998 Employment Agreement and will indemnify and hold him harmless from and against any damages, liabilities and expenses (including without limitation fees and expenses of counsel) incurred by Mr. Bready in connection with any litigation or threatened litigation, including any regulatory proceedings, arising out of the making, performance or enforcement of the 1998 Employment Agreement or termination of the employment period.

     The Company has established a severance plan for certain of its executive officers, including Messrs. Donnelly, Hall, Harris and Ortman. The plan provides that in consideration of each such employee's agreement not to voluntarily terminate his employment if there is an attempted Change in Control (as that term is defined in the plan) of the Company if such employee is terminated within the 24-month period following such Change in Control (including termination by reason of a material adverse change in the terms of employment as provided in the plan), such employee will be entitled to severance pay for a period of 24 months following such termination at a rate equal to his base salary plus bonus or incentive compensation (at the highest rate in the previous three years) and to continued medical, life insurance and other benefits for such 24-month period (or payment of an amount equal to the cost of providing such benefits). If a Change in Control were to have occurred as of March 1, 2000, and the above-named executive officers were terminated as of such date, they would have been entitled to receive, over the next succeeding

24-month period, an aggregate of approximately $4,210,000. Mr. Ortman is entitled to a minimum of 15 months severance pay if his employment is terminated without cause.

     The Nortek, Inc. Supplemental Executive Retirement Plan provides that, upon a Change in Control (as defined in the plan), each of the participants in the plan will be entitled to receive a lump sum payment equal to the actuarially determined present value of the benefits payable under the plan calculated at the time of such Change in Control as though retirement had commenced on such date without reduction for early retirement. If such lump sum payments are subject to the excise tax imposed by Section 4999 of the Code, the Company will make a "gross-up" payment sufficient to ensure that the net after-tax amount retained by the executive is the same as if such excise tax had not applied.

     In the event of a Change of Control (as defined in the 1999 Equity and Cash Incentive Plan), certain executive officers may be entitled to payments under the Performance Plan, as described above under "Long-Term Incentive Plans."


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Purchase of Shares by the Company. On March 3, 1999, the Company purchased the following shares of Common Stock from executive officers at the market price of $26.75 per share: 19,157 shares from Mr. Harris; 11,900 shares from Mr. Ortman; and 4,000 shares from Mr. Donnelly. On March 3, 1999, the Company purchased 3,843 shares of Special Common Stock from Mr. Harris at the market price of the Company's Common Stock of $26.75 per share. On March 5, 1999, the Company purchased 50,000 shares of Common Stock from Mr. Bready at the market price of $26.656 per share. On August 5, 1999, the Company purchased 10,000 shares of Common Stock from Mr. Ortman at the market price of $38.21875 per share.

     Insurance Commissions Payable to Director. J. Peter Lyons, a director, is an executive officer and 50% owner of L&M Insurance Agency, Inc. which received a total of $313,969 from the Company in 1999, which includes commissions on insurance premiums paid by the Company and fees for services rendered on insurance-based compensation matters.


INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Bready, President and Chief Executive Officer of the Company, is Chairman of the Board of Directors. Mr. Harris, Vice President and Treasurer of the Company, is also a director. As directors, they participate in Board deliberations regarding executive compensation.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of the Company's outstanding Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with all copies of Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during the fiscal year ended December 31, 1999, all filing requirements were timely satisfied.

FIVE-YEAR SHAREHOLDER RETURN COMPARISON

     The following graph compares the yearly percentage change for the last five years in the cumulative total shareholder return of the Company's Common Stock against the cumulative total return of the Russell 2000 Index and a group of peer companies which are listed below.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                   AMONG NORTEK, INC., THE RUSSELL 2000 INDEX
                                AND A PEER GROUP


                          [PERFORMANCE GRAPHIC OMITTED]


                 NORTEK, INC.         PEER GROUP         RUSSELL 2000
                 ------------         ----------         ------------
12/94              100.00               100.00              100.00
12/95               98.95               133.52              127.49
12/96              168.42               144.36              154.73
12/97              223.68               194.21              203.91
12/98              232.63               207.30              190.75
12/99              235.79               186.55              187.92

* $100 INVESTED ON 12/31/94 IN STOCK OR INDEX -
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING DECEMBER 31.

The peer group companies are:

              Armstrong World Industries, Inc.    The Stanley Works
              Masco Corporation                   Maytag Corporation
              York International Corp.            Fedders Corporation
                                                  Whirlpool Corporation

     Morgan Products Ltd., formerly included in the peer group, was acquired by Anderson Corporation in 1999 and, since its share are no longer publicly traded, has been eliminated from the peer group of companies.

                                 PROPOSAL NO. 2

               APPROVAL OF THE 2000 EQUITY AND CASH INCENTIVE PLAN


     On February 3, 2000, the Company's Board of Directors approved, subject to stockholder approval, the 2000 Equity and Cash Incentive Plan (the "2000 Incentive Plan"), and the issuance of 530,000 shares of the Company's Common Stock or Special Common Stock pursuant to awards thereunder.

     The purpose of the 2000 Incentive Plan is to advance the interests of the Company and its subsidiaries by enhancing their ability to attract and retain employees and other persons or entities who are in a position to make significant contributions to the success of the Company and its subsidiaries, and to reward participants for such contributions through ownership of shares of the Company's Common Stock or Special Common Stock (together, the "Stock") and cash incentives. The Plan is intended to accomplish these goals by enabling the Company to grant awards in the form of options, stock appreciation rights, restricted stock, unrestricted stock or deferred stock, or performance awards or combinations thereof, all as more fully described below.

GENERAL

     The 2000 Incentive Plan will be administered by a committee of the Board of Directors designated for such purpose consisting of at least two directors (the "Stock Option Committee"). During such times as the Company's Stock is registered under the Securities Exchange Act of 1934 (the "1934 Act"), all members of the Stock Option Committee will be "non-employee directors" within the meaning of Rule 16b-3 promulgated under the 1934 Act and "outside directors" within the meaning of Section 162 (m) (4) (C) (i) of the Code. Under the 2000 Incentive Plan, the Stock Option Committee may grant stock options, stock appreciation rights, restricted stock, unrestricted stock, deferred stock, and performance awards (in cash or stock), or combinations thereof, and may waive the terms and conditions of any award. A total of 530,000 shares of Stock are reserved for issuance under the 2000 Incentive Plan. Awards under the 2000 Incentive Plan may also include provision for the payment of dividend equivalents with respect to shares subject to awards. Employees of the Company and its subsidiaries and other persons or entities who are in a position to make a significant contribution to the success of the Company are eligible to receive awards under the 2000 Incentive Plan.

     Section 162(m) of the Code places annual limitations on the deductibility by public companies of compensation in excess of $1,000,000 paid to each of the chief executive officer and the other four most highly compensated officers, unless, among other things, the compensation is performance-based. For compensation attributable to stock options and stock appreciation rights to qualify as performance-based, the plan under which they are granted must state a maximum number of shares with respect to which options and rights may be granted to an individual during a specified period and must be approved by the company's stockholders. To comply with these requirements, the 2000 Incentive Plan is being submitted for stockholder approval and provides that the maximum number of shares as to which awards may be granted to any participant in any one calendar year under the plan is 300,000.

     Stock Options. The exercise price of an incentive stock option ("ISO") granted under the 2000 Incentive Plan or an option intended to qualify as performance-based compensation under Section 162(m) of the Code shall not be less than 100% of the fair market value of the Stock at the time of grant. The exercise price of a non-ISO granted under the 2000 Incentive Plan is determined by the Stock Option Committee. Options granted under the 2000 Incentive Plan will expire and terminate 10 years from the date of grant. The exercise price may be paid in cash or check acceptable to the Company. Subject to certain additional limitations, the Stock Option Committee may also permit the exercise price to be paid by tendering shares of Stock, by delivery to the Company an undertaking by a broker to deliver promptly sufficient funds to pay the exercise price, or a combination of the foregoing.

     Stock Appreciation Rights (SARs). Stock appreciation rights may be granted either alone or in tandem with stock option grants. Each SAR entitles the holder upon exercise to receive an amount in cash or Stock or a combination thereof (such form to be determined by the Stock Option Committee) determined in whole or in part by reference to appreciation in the fair market value of a share of Stock. SARs may be based solely on appreciation in the fair market value of Stock or on a comparison of such appreciation with some other measure of market growth. The date as of which such appreciation or other measure is determined shall be the exercise date unless another date is specified by the Stock Option Committee. If an SAR is granted in tandem with an option, the SAR will be exercisable only to the extent the option is exercisable. To the extent the option is exercised, the accompanying SAR will cease to be exercisable, and vice versa.

     Stock Awards; Deferred Stock. The 2000 Incentive Plan provides for awards of nontransferable shares of restricted Stock subject to forfeiture ("Restricted Stock"), as well as unrestricted shares of Stock. Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable period and the satisfaction of any other conditions or restrictions established by the Stock Option Committee. Except as the Stock Option Committee may otherwise determine, if a participant dies or ceases to be an employee or ceases to continue the consulting or other similar relationship engaged in by such participant with the Company for any reason during the restricted period, the Company may purchase the shares of Restricted Stock for the amount paid by the participant for the stock. Other awards under the 2000 Incentive Plan may also be settled with Restricted Stock. The 2000 Incentive Plan also provides for deferred grants entitling the recipient to receive shares of Stock in the future at such times and on such conditions as the Stock Option Committee may specify.

     Performance Awards. The 2000 Incentive Plan provides for performance awards entitling the recipient to receive cash or Stock following the attainment of performance goals determined by the Stock Option Committee. Performance conditions and provisions for deferred Stock may also be attached to other awards under the 2000 Incentive Plan. In the case of any performance award intended to qualify for the performance-based remuneration exception described in Section 162(m) of the Code (an "Exempt Award"), the Committee will establish in advance in writing specific performance goals that are based upon any one or more operational, result or event-specific goals, which will be based upon the following:

     o sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; inventory level or turns; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; or any combination of the foregoing; or

     o acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; recapitalizations, restructurings, financings (issuance of debt or equity) and refinancings; transactions that would constitute a Change of Control (as defined in the 2000 Incentive Plan); or any combination of the foregoing.

     The maximum Exempt Award payable to an individual in respect of all performance goals for any year under the 2000 Incentive Plan cannot exceed $10,000,000. Payment of performance awards based upon a performance goal for calendar years 2006 and thereafter is conditioned upon reapproval by the Company's stockholders no later than the first meeting of stockholders in 2005.

     Termination. Except as otherwise provided by the Stock Option Committee, if a participant dies, options and SARs exercisable immediately prior to death may be exercised by the participant's executor, administrator or transferee during a period of one year following such death (or for the remainder of their original term, if less). In the case of termination for reason other than death, retirement or disability, options and SARs remain exercisable, to the extent they were exercisable immediately prior to termination, for three months (or for the remainder of their original term, if less). If termination is due to retirement or total disability, options and SARs remain exercisable for their original term. Options and SARs not exercisable upon termination of service will terminate. Shares of Restricted Stock must be resold to the Company for the amount paid for the stock, and other awards terminate, except as otherwise provided.

     Upon a Change of Control (as defined in the 2000 Incentive Plan), options and SARs shall become fully exercisable, shares of Restricted Stock shall vest, and holders of Performance Awards shall be entitled to receive a cash payment equal to the full value of the cash component plus the fair market value of any stock included in the award. If, as part of or in connection with the Change of Control, there occurs a merger or consolidation in which the Company does not survive or is wholly acquired or there is a liquidation or dissolution of the Company, awards that are not disposed of in or prior to the transaction will terminate.

     Amendment. The Stock Option Committee may amend the 2000 Incentive Plan or any outstanding award at any time, provided that no such amendment will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required in order for the 2000 Incentive Plan to continue to qualify for the award of ISOs under Section 422 of the Code or for the award of performance-based compensation under Section 162(m) of the Code.


NEW PLAN BENEFITS

     To the extent that they are determinable, the future benefits or amounts that will be received under the 2000 Incentive Plan if the plan is approved by the Company's stockholders are set forth in the following table:

                                                                 SHARES SUBJECT
                        NAME AND POSITION                         TO OPTIONS (1)
                        -----------------                        ---------------
      Richard L. Bready (Chairman, President and Chief
        Executive Officer).......................................    250,000
      All Other Executive Officers as a Group....................          0
                                                                     -------
               Total Executive Group.............................    250,000
      Non-Executive Director Group...............................          0
      Non-Executive Employee Group...............................     94,000

-----------------
(1) On February 3, 2000, Mr. Bready and certain other employees of the Company and its subsidiaries were granted options under the 2000 Incentive Plan to purchase shares of the Company's stock at $21.625 per share, the fair market value on the date of grant. Mr. Bready's options are to purchase the Company's Special Common Stock and vest 50% immediately and 50% on August 3, 2000. The options granted to other employees are to purchase the Company's Common Stock and vest 25% immediately and 25% on each of the first three anniversaries of the grant date. All such options expire on February 2, 2010 and are subject to stockholder approval of the 2000 Incentive Plan. The closing market price of the Company's Common Stock on March 21, 2000 was $21.0625.

FEDERAL TAX EFFECTS

     The following discussion summarizes certain federal income tax consequences of the issuance and receipt of options under the 2000 Incentive Plan. The summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with the 2000 Incentive Plan, nor does it cover state, local or non-U.S. taxes.

     Incentive Stock Options. In general, an optionee realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the optionee. With certain exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the optionee (and a deduction to the Company) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which the Company is not entitled to a deduction. If the optionee does not dispose of the shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which the Company is not entitled to a deduction.

     Nonstatutory ("Non-ISO") Options. In general, in the case of a non-ISO, the optionee has no taxable income at the time of grant but realizes income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price; a corresponding deduction is available to the Company; and upon a subsequent sale or exchange of the shares, appreciation or depreciation after the date of exercise is treated as capital gain or loss for which the Company is not entitled to a deduction.

     In general, an ISO that is exercised more than three months after termination of employment (other than termination by reason of death) is treated as a non-ISO. ISOs are also treated as non-ISOs to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

     Under the so-called "golden parachute" provisions of the Code, the vesting of accelerated exercisability of awards in connection with a change in control of the Company may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including income recognized by reason of the grant, vesting or exercise of awards under the 2000 Incentive Plan, may be subject to an additional 20% federal tax (on the payment) and may be nondeductible to the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2000 EQUITY AND CASH INCENTIVE PLAN.

     Unless instructions are given to the contrary, it is the intention of the persons named as proxies to vote the shares to which the proxy is related FOR approval of the 2000 Incentive Plan, authorizing the adoption of the plan by the Company, with 530,000 shares of Common Stock and Special Common Stock reserved for issuance under the terms of the plan.


                                 PROPOSAL NO. 3

              APPROVAL OF THE 2000 STOCK OPTION PLAN FOR DIRECTORS

     On February 3, 2000 the Company's Board of Directors approved, subject to stockholder approval, the 2000 Stock Option Plan for Directors (the "2000 Directors Plan"), and the issuance of 40,000 shares of the Company's Common Stock pursuant to awards thereunder. The purpose of the 2000 Directors Plan is to advance the interests of the Company by enhancing the ability of the Company to attract and retain directors who are in a position to make significant contributions to the success of the Company, and to reward directors for such contributions through ownership of shares of the Company's Common Stock, all as more fully described below.


GENERAL

     Under the 2000 Directors Plan, the Stock Option Committee of the Board of Directors may grant non-ISO stock options to those directors who are not employees of the Company or its subsidiaries ("Eligible Directors"). A total of 40,000 shares of Common Stock are reserved for issuance under the 2000 Directors Plan, which will be administered by the Stock Option Committee. Options granted under the 2000 Directors Plan will expire and terminate 10 years from the date of grant.

     Formula and Discretionary Options. As of the close of business on the day of the final adjournment of each annual meeting of stockholders of the Company commencing with the 2001 annual meeting, each Eligible Director (other than an Eligible Director first elected as a director at such meeting) will be awarded an option covering 200 shares of Common Stock. Following stockholder approval of the 2000 Directors Plan, each newly elected Eligible Director will be awarded options to purchase 200 shares of Common Stock on the date of his or her first election. The Stock Option Committee may also award options to purchase shares of Common Stock to Eligible Directors on such terms as it may determine and as are not inconsistent with the 2000 Directors Plan. Unless otherwise determined by the Stock Option Committee, options are transferable at any time by a director.

     Exercise of Options. The exercise price of each formula option may not be less than the fair market value per share of the Company's Common Stock at the time of the grant. The exercise price of each discretionary option shall be as determined by the Stock Option Committee. Each formula option will become exercisable in increments of one half of the shares covered thereby on each of the first and second anniversaries of the grant. Each discretionary option will become exercisable at such time or times as the Stock Option Committee determines. Common Stock purchased under the 2000 Directors Plan may be paid for in cash or by check, through the delivery of shares of Common Stock having a fair market value on the last business day preceding the date of exercise equal to the purchase price, or by a combination of cash and Common Stock.

     Termination. If an Eligible Director dies, options exercisable immediately prior to death may be exercised by the Director's executor, administrator or transferee during a period of three years following such death (or for the remainder of their original term, if less). Unless the Stock Option Committee or the Board of Directors specifies otherwise, in the case of termination by reasons other than death, all options that are not then exercisable terminate and options that are exercisable on the date of termination shall continue to be exercisable for six months (or for the remainder of their original term, if less).

     Upon a Change of Control (as defined in the 2000 Directors Plan), options shall become fully exercisable. If, as part of or in connection with the Change of Control, there occurs a merger or consolidation in which the Company does not survive or is wholly acquired or there is a liquidation or dissolution of the Company, awards that are not disposed of in or prior to the transaction will terminate.

     Amendment. The Stock Option Committee may amend the 2000 Directors Plan at any time, provided that no such amendment shall, without the approval of the stockholders of the Company, (a) increase the maximum number of shares available under the 2000 Directors Plan; (b) increase the number of options to be granted to Eligible Directors; (c) amend the definition of Eligible Directors; or (d) reduce the price at which options may be granted other than as permitted in the 2000 Directors Plan.

FEDERAL TAX EFFECTS

     For federal income tax purposes, options under the 2000 Directors Plan are treated as non-ISO options. For a discussion of the federal income tax consequences of the issuance and exercise of such options, see "Federal Tax Effects" in the description of Proposal No. 2 above.


NEW PLAN BENEFITS

     To the extent that they are determinable, the future benefits or amounts that will be received under the 2000 Directors Plan if the plan is approved by the Company's stockholders are set forth in the following table. In addition, if the 2000 Directors Plan is approved by the stockholders, each non-employee director will be awarded options to purchase 200 shares of Common Stock as of the close of business on the day of the final adjournment of each annual meeting of stockholders of the Company commencing with the 2001 annual meeting.

                                                                  SHARES SUBJECT
                  NAME AND POSITION                               TO OPTIONS (1)
                  -----------------                               --------------
         Phillip L. Cohen, Director.............................      2,500
         William I. Kelly, Director.............................      2,500
         J. Peter Lyons, Director...............................      2,500
                                                                     ------
             Total Non-Executive Director Group.................      7,500
         Executive Group........................................          0
         Non-Executive Employee Group...........................          0

----------------
(1) On February 3, 2000, Messrs. Cohen, Kelly and Lyons were granted options under the 2000 Directors Plan to purchase shares of the Company's Common Stock at $21.625 per share, the fair market value on the date of grant. Such options vest 50% immediately and 50% on February 3, 2001. All such options expire on February 3, 2010 and are subject to stockholder approval of the 2000 Directors Plan. The closing market price of the Company's Common Stock on March 21, 2000 was $21.0625.

     THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2000 STOCK OPTION PLAN FOR DIRECTORS.

     Unless instructions are given to the contrary, it is the intention of the persons named as proxies to vote the shares to which the proxy is related FOR approval of the 2000 Directors Plan, authorizing the adoption of the plan by the Company, with 40,000 shares of Common Stock reserved for issuance under the terms of the plan.


                                  AUDIT MATTERS

     The Board of Directors has selected Arthur Andersen LLP, auditors of the Company in 1999, to continue in that capacity for 2000. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire and to be available to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS

     In order for any proposal that a stockholder intends to present at the 2001 Annual Meeting of Stockholders of the Company to be eligible for inclusion in the Company's proxy material for that meeting, it must be received by the Secretary of the Company at the Company's offices in Providence, Rhode Island, no later than November 28, 2000.

     In general, stockholder proposals intended to be presented at an annual meeting must be received by the Secretary of the Company at the Company's offices in Providence, Rhode Island not later than forty-five days before the date on which the Company first mailed its notice for the prior year's annual meeting, or by February 11, 2001 for consideration at the 2001 Annual Meeting of Stockholders of the Company. The requirements for submitting such proposals are set forth in the Company's By-laws.

                                    FORM 10-K

     THE COMPANY WILL FURNISH WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF ITS ANNUAL REPORT ON FORM 10-K. REQUESTS SHOULD BE SENT TO NORTEK, INC., 50 KENNEDY PLAZA, PROVIDENCE, RHODE ISLAND 02903-2360.


                                  OTHER MATTERS

     As of the date of this Proxy Statement, management of the Company knows of no business to be presented for consideration at the Annual Meeting of Stockholders other than as stated in the Notice of the Annual Meeting of Stockholders.





March 28, 2000

                                                                      APPENDIX A

                                  NORTEK, INC.

                       2000 EQUITY AND CASH INCENTIVE PLAN

1.  PURPOSE

         The purpose of this 2000 Equity and Cash Incentive Plan (the "Plan") is to advance the interests of Nortek, Inc. (the "Company") and its subsidiaries by enhancing their ability to attract and retain employees and other persons or entities who are in a position to make significant contributions to the success of the Company and its subsidiaries through ownership of shares of the Company's Common Stock and Special Common Stock and cash incentives.

         The Plan is intended to accomplish these goals by enabling the Company to grant Awards in the form of Options, Stock Appreciation Rights, Restricted Stock or Unrestricted Stock Awards, Deferred Stock Awards or Performance Awards, or combinations thereof, all as more fully described below.

2.  ADMINISTRATION

         Unless otherwise determined by the Board of Directors of the Company (the "Board"), the Plan will be administered by a Committee of the Board designated for such purpose (the "Committee"). The Committee shall consist of at least two directors. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members. During such times as the Company's Common Stock is registered under the Securities Exchange Act of 1934 (the "1934 Act"), all members of the Committee shall be "non-employee directors" within the meaning of Rule 16b-3 promulgated under the 1934 Act and "outside directors" within the meaning of Section 162(m)(4)(C)(i) of the Internal Revenue Code of 1986, as amended (the "Code").

         The Committee will have authority, not inconsistent with the express provisions of the Plan and in addition to other authority granted under the Plan, to (a) grant Awards at such time or times as it may choose; (b) determine whether the Award is with respect to the Company's Common Stock, $1.00 par value, or its Special Common Stock, $1.00 par value (together, the "Stock"), or a combination thereof and the size of each Award, including the number of shares of Stock subject to the Award; (c) determine the type or types of each Award;
(d) determine the terms and conditions of each Award; (e) waive compliance by a holder of an Award with any obligations to be performed by such holder under an Award and waive any terms or conditions of an Award; (f) amend or cancel an existing Award in whole or in part (and if an award is canceled, grant another Award in its place on such terms and conditions as the Committee shall specify), except that the Committee may not, without the consent of the holder of an Award, take any action under this clause with respect to such Award if such action would adversely affect the rights of such holder; (g) prescribe the form or forms of instruments that are required or deemed appropriate under the Plan, including any written notices and elections required of Participants (as defined below), and change such forms from time to time; (h) adopt, amend and rescind rules and regulations for the administration of the Plan; and (i) interpret the Plan and decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations and actions of the Committee, and all other determinations and actions of the Committee made or taken under authority granted by any provision of the Plan, will be conclusive and will bind all parties. Nothing in this paragraph shall be construed as limiting the power of the Committee to make adjustments under Section 8.6.

3.  EFFECTIVE DATE AND TERM OF PLAN

         The Plan will become effective on the date on which it is approved by the stockholders of the Company. Awards may be made prior to such stockholder approval if made subject thereto. No Award may be granted under the Plan after May 4, 2010, but Awards previously granted may extend beyond that date.

4.  SHARES SUBJECT TO THE PLAN

         Subject to adjustment as provided in Section 8.6, the aggregate number of shares of Stock that may be delivered under the Plan will be 530,000. If any Award requiring exercise by the Participant for delivery of Stock terminates without having been exercised in full, or if any Award payable in Stock or cash is satisfied in cash rather than Stock, the number of shares of Stock as to which such Award was not exercised or for which cash was substituted will be available for future grants.

         Subject to Section 8.6(a), the maximum number of shares of Stock as to which Options or Stock Appreciation Rights may be granted to any Participant in any one calendar year under the Plan is 300,000, which limitation shall be construed and applied consistently with the rules under Section 162(m) of the Code.

         Stock delivered under the Plan may be either authorized but unissued Stock or previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock will be delivered under the Plan.

5.  ELIGIBILITY AND PARTICIPATION

         Each key employee of the Company or any of its subsidiaries (an "Employee") and each other person or entity (including without limitation non-Employee directors of the Company or a subsidiary of the Company) who, in the opinion of the Committee, is in a position to make a significant contribution to the success of the Company or its subsidiaries will be eligible to receive Awards under the Plan (each such Employee, person or entity receiving an Award, "a Participant"). A "subsidiary" for purposes of the Plan will be a corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock.

6.  TYPES OF AWARDS

         6.1.  OPTIONS

         (a) Nature of Options. An Option is an Award giving the recipient the right on exercise thereof to purchase Stock.

         Both "incentive stock options," as defined in Section 422(b) of the Code (any Option intended to qualify as an incentive stock option being hereinafter referred to as an "ISO"), and Options that are not ISOs, may be granted under the Plan. ISOs shall be awarded only to Employees. An Option awarded under the Plan shall be a non-ISO unless it is expressly designated as an ISO at time of grant.

         (b) Exercise Price. The exercise price of an Option will be determined by the Committee subject to the following:

                  (1) The exercise price of an ISO or an Option intended to qualify as performance based compensation under Section 162(m) of the Code shall not be less than 100% of the fair market value of the Stock subject to the Option, determined as of the time the Option is granted.

                  (2) In no case may the exercise price paid for Stock which is part of an original issue of authorized Stock be less than the par value per share of the Stock.

         (c) Duration of Options. The latest date on which an Option may be exercised will be the tenth anniversary of the day immediately preceding the date the Option was granted, or such earlier date as may have been specified by the Committee at the time the Option was granted.

         (d) Exercise of Options. An Option will become exercisable at such time or times, and on such conditions, as the Committee may specify. The Committee may at any time and from time to time accelerate the time at which all or any part of the Option may be exercised. Any exercise of an Option must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (1) any documents required by the Committee and (2) payment in full in accordance with paragraph (e) below for the number of shares for which the Option is exercised.

         (e) Payment for Stock. Stock purchased on exercise of an Option must be paid for as follows: (1) in cash or by check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company or (2) if so permitted by the Committee at or after the grant of the Option or by the instrument evidencing the Option, (i) through the delivery of shares of Stock which have been held for at least six months (unless the Committee approves a shorter period) and which have a fair market value equal to the exercise price, (ii) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or (iii) by any combination of the foregoing permissible forms of payment.

         (f) Discretionary Payments. If (i) the market price of shares of Stock subject to an Option (other than an Option which is in tandem with a Stock Appreciation Right as described in Section 6.2) exceeds the exercise price of the Option at the time of its exercise, and (ii) the person exercising the Option so requests the Committee in writing, the Committee may in its sole discretion cancel the Option and cause the Company to pay in cash or in shares of Common Stock (at a price per share equal to the fair market value per share) to the person exercising the Option an amount equal to the difference between the fair market value of the Stock which would have been purchased pursuant to the exercise (determined on the date the Option is canceled) and the aggregate exercise price which would have been paid.

         6.2.  STOCK APPRECIATION RIGHTS.

         (a) Nature of Stock Appreciation Rights. A Stock Appreciation Right (or "SAR") is an Award entitling the holder on exercise to receive an amount in cash or Stock or a combination thereof (such form to be determined by the Committee) determined in whole or in part by reference to appreciation, from and after the date of grant, in the fair market value of a share of Stock. SARs may be based solely on appreciation in the fair market value of Stock or on a comparison of such appreciation with some other measure of market growth such as (but not limited) to appreciation in a recognized market index. The date as of which such appreciation or other measure is determined shall be the exercise date unless another date is specified by the Committee.

         (b) Grant of Stock Appreciation Rights. SARs may be granted in tandem with, or independently of, Options granted under the Plan.

                  (1) Rules Applicable to Tandem Awards. When SARs are granted in tandem with Options, (a) the SAR will be exercisable only at such time or times, and to the extent, that the related Option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option; (b) the SAR will terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a SAR granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the SAR;
         (c) the Option will terminate and no longer be exercisable upon the exercise of the related SAR; and (d) the SAR will be transferable only with the related Option.

                  (2) Exercise of Independent SARs. A SAR not granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Committee may specify. The Committee may at any time accelerate the time at which all or any part of the Right may be exercised.

     Any exercise of an independent SAR must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by any other documents required by the Committee.

         6.3.  RESTRICTED AND UNRESTRICTED STOCK.

         (a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee may grant shares of Stock in such amounts and upon such terms and conditions as the Committee shall determine subject to the restrictions described below ("Restricted Stock").

         (b) Restricted Stock Agreement. The Committee may require, as a condition to an Award, that a recipient of a Restricted Stock Award enter into a Restricted Stock Award Agreement, setting forth the terms and conditions of the Award. In lieu of a Restricted Stock Award Agreement, the Committee may provide the terms and conditions of an Award in a notice to the Participant of the Award, on the Stock certificate representing the Restricted Stock, in the resolution approving the Award, or in such other manner as it deems appropriate.

         (c) Transferability and Other Restrictions. Except as otherwise provided in this Section 6.3, the shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable period or periods established by the Committee and the satisfaction of any other conditions or restrictions established by the Committee (such period during which a share of Restricted Stock is subject to such restrictions and conditions is referred to as the "Restricted Period"). Except as the Committee may otherwise determine under
Section 7.1, if a Participant suffers a Termination of Service (as defined at Section 7.1) for any reason during the Restricted Period, the Company may purchase the shares of Restricted Stock subject to such restrictions and conditions for the amount of cash paid by the Participant for such shares; provided, that if no cash was paid by the Participant such shares of Restricted Stock shall be automatically forfeited to the Company.

         During the Restricted Period with respect to any shares of Restricted Stock, the Company shall have the right to retain in the Company's possession the certificate or certificates representing such shares.

         (d) Removal of Restrictions. Except as otherwise provided in this
Section 6.3, a share of Restricted Stock covered by a Restricted Stock grant shall become freely transferable by the Participant upon completion of the Restricted Period, including the passage of any applicable period of time and satisfaction of any conditions to vesting. The Committee, in its sole discretion, shall have the right at any time immediately to waive all or any part of the restrictions and conditions with regard to all or any part of the shares held by any Participant.

         (e) Voting Rights, Dividends and Other Distributions. During the Restricted Period, Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights and shall receive all regular cash dividends paid with respect to such shares. Except as the Committee shall otherwise determine, any other cash dividends and other distributions paid to Participants with respect to shares of Restricted Stock including any dividends and distributions paid in shares shall be subject to the same restrictions and conditions as the shares of Restricted Stock with respect to which they were paid.

         (f) Other Awards Settled with Restricted Stock. The Committee may, at the time any Award described in this Section 6 is granted, provide that any or all the Stock delivered pursuant to the Award will be Restricted Stock.

         (g) Unrestricted Stock. Subject to the terms and provisions of the Plan, the Committee may grant shares of Stock free of restrictions under the Plan in such amounts and upon such terms and conditions as the Committee shall determine.

         (h) Notice of Section 83(b) Election. Any Participant making an election under Section 83(b) of the Code with respect to Restricted Stock must provide a copy thereof to the Company within 10 days of filing such election with the Internal Revenue Service.

         6.4.  DEFERRED STOCK.

         A Deferred Stock Award entitles the recipient to receive shares of Stock to be delivered in the future. Delivery of the Stock will take place at such time or times, and on such conditions, as the Committee may specify. The Committee may at any time accelerate the time at which delivery of all or any part of the Stock will take place. At the time any Award described in this
Section 6.4 is granted, the Committee may provide that, at the time Stock would otherwise be delivered pursuant to the Award, the Participant will instead receive an instrument evidencing the Participant's right to future delivery of Deferred Stock.

         6.5.  PERFORMANCE AWARDS; PERFORMANCE GOALS.

         (a) Nature of Performance Awards. A Performance Award entitles the recipient to receive, without payment, an amount in cash or Stock or a combination thereof (such form to be determined by the Committee) following the attainment of Performance Goals (as hereinafter defined). Performance Goals may be related to personal performance, corporate performance, departmental performance or any other category of performance established by the Committee. The Committee will determine the Performance Goals, the period or periods during which performance is to be measured and all other terms and conditions applicable to the Award.

         (b) Other Awards Subject to Performance Condition. The Committee may, at the time any Award described in this Section 6.5 is granted, impose the condition (in addition to any conditions specified or authorized in this Section 6 or any other provision of the Plan) that Performance Goals be met prior to the Participant's realization of any payment or benefit under the Award. Any such Award made subject to the achievement of Performance Goals (other than an Option or SAR) shall be treated as a Performance Award for purposes of Section 6.5(c) below.

         (c) Limitations and Special Rules. In the case of any Performance Award intended to qualify for the performance-based remuneration exception described in Section 162(m)(4)(C) of the Code and the regulations thereunder (an "Exempt Award"), the Committee shall in writing preestablish specific Performance Goals. A Performance Goal must be established prior to passage of 25% of the period of time over which attainment of such goal is to be measured. "Performance Goal" means criteria based upon any one or more of the following (on a consolidated, divisional, subsidiary, line of business or geographical basis or in combinations thereof): (i) sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; inventory level or turns; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; or any combination of the foregoing; or (ii) acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; recapitalizations, restructurings, financings (issuance of debt or equity) and refinancings; transactions that would constitute a Change of Control; or any combination of the foregoing. A Performance Goal and targets with respect thereto determined by the Committee need not be based upon an increase, a positive or improved result or avoidance of loss. The maximum Exempt Award payable to any Participant in respect of all such Performance Goals for any year under the Plan shall not exceed $10,000,000. Payment of Exempt Awards based upon a Performance Goal for calendar years 2006 and thereafter is conditioned upon reapproval by Employer's shareholders no later than Employer's first meeting of shareholders in 2005.

7.  EVENTS AFFECTING OUTSTANDING AWARDS

         7.1.  TERMINATION OF SERVICE.

         If a Participant who is an Employee ceases to be an Employee, or if there is a termination of the consulting, service or similar relationship in respect of which a non-Employee Participant was granted an Award hereunder (such termination of the employment or other relationship to be referred to as a "Termination of Service"), except as otherwise provided by the Committee with respect to an Award, the following will apply:

         (a)  Options and SARs.

                  (1) All Options and SARs held by the Participant immediately prior to the Termination of Service, to the extent then exercisable, may be exercised as follows:

                   (i) If the Termination of Service is on account of the Participant's death, such Awards may be exercised by the Participant's executor or administrator or the person or persons to whom the Option or Right is transferred by will or the applicable laws of descent and distribution, at any time within the one year period ending with the first anniversary of the Participant's death, and shall thereupon terminate.

                   (ii) If the Termination of Service is on account of the Participant's retirement with consent of the Company after attainment of age 65 or total and permanent disability (as determined by the Committee), such Awards may be exercised by the Participant at any time in accordance with the original terms of the Award.

                  (iii) If the Termination of Service is for any other reason, such Awards may be exercised by the Participant at any time within the three month period following the Termination, and shall thereupon terminate, unless the Award provides by its terms for immediate termination of the Award in the event of such a Termination of Service or unless the Termination of Service results from a discharge for cause that, in the opinion of the Committee, casts such discredit on the Participant as to justify immediate termination of the Award.

                  (2) In no event, however, shall an Option or SAR remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 7.

                  (3) Options and SARs held by a Participant immediately prior to the Termination of Service that are not then exercisable shall terminate upon the Termination of Service.

         (b) Restricted Stock. Restricted Stock held by the Participant must be transferred to the Company (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock will be so transferred without any further action by the Participant) in accordance with
Section 6.3(c).

         (c) Deferred Stock and Performance Awards. Any payment or benefit under a Deferred Stock Award or Performance Award to which the Participant was not irrevocably entitled prior to the Termination of Service will be forfeited and the Award canceled upon the Termination of Service.

         (d) Special Circumstances. In the case of a Participant who is an Employee, a Termination of Service shall not be deemed to have resulted by reason of (i) a sick leave or other bona fide leave of absence approved for purposes of the Plan by the Committee, so long as the Employee's right to reemployment is guaranteed either by statute or by contract, or (ii) a transfer of employment between the Company and a subsidiary or between subsidiaries, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an option in a transaction to which
Section 424(a) of the Code applies.

         7.2.  CHANGE OF CONTROL PROVISIONS.

         (a) Effect of Change of Control. Notwithstanding any other provision of the Plan to the contrary, except as otherwise explicitly provided by the Committee in writing with respect to a particular Award at the time the Award is granted, in the event of a Change of Control:

                  (1) Acceleration of Awards. As of the date on which such Change of Control is determined to have occurred, (i) Options and SARs that are outstanding and that are not then exercisable shall become exercisable to the full extent of the original grants; (ii) shares of Restricted Stock that are not otherwise vested shall vest (and any Stock to be delivered under any other Award as Restricted Stock shall upon delivery be unrestricted); and (iii) holders of Performance Awards granted hereunder as to which the relevant performance period has not ended shall be entitled at the time of the Change of Control to receive a cash payment per Performance Award equal to the full value of the cash component of such Award (if any) plus the fair market value of any Stock included in such Award.

                  (2) Termination of Awards in Certain Transactions. If, as part of, or in connection with, the Change of Control, there occurs a merger or consolidation in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding stock by a person, entity or group of persons and/or entities acting in concert or there is a dissolution or liquidation of the Company, Awards payable in Stock that are not cashed out or otherwise disposed of in or prior to the transaction will terminate.

                  (3) Restriction on Termination of Awards Due to Termination of Employment. Awards that remain outstanding after a Change of Control shall not be terminated as a result of a Termination of Service, other than by reason of death, for a period of at least seven months following such Termination of Service.

                  (4) Restriction on Amendment. In connection with or following a Change of Control, neither the Committee nor the Board may impose additional conditions upon exercise or otherwise amend or restrict an Award, or amend the terms of the Plan in any manner adverse to the holder thereof, without the written consent of such holder.

Notwithstanding the foregoing, if any right granted pursuant to this Section 7.2 would make a Change of Control transaction ineligible for pooling of interests accounting under applicable accounting principles that but for this Section 7.2 would otherwise be eligible for such accounting treatment, the Committee shall have the authority to substitute stock for the cash which would otherwise be payable pursuant to this Section 7.2 having a fair market value equal to such cash.

         (b) Definition of Change of Control. A "Change of Control" shall be deemed to have occurred if and when:

                  (1) The Company ceases to be a publicly owned corporation having at least 500 stockholders; or

                  (2) There occurs any event or series of events that would be required to be reported as a change of control in response to Item 1(a) on a Form 8-K filed by the Company under the Exchange Act or in any other filing by the Company with the Securities and Exchange Commission unless the person ("Person"), as that term is defined or used in
         Section 13(d) or 14(d)(2) of the 1934 Act, acquiring control is an affiliate of the Company as of the date the Plan is approved by stockholders of the Company; or

                  (3) The Company executes an agreement of acquisition, merger, or consolidation which contemplates that after the effective date provided for in the agreement all or substantially all of the business and/or assets of the Company will be controlled by another Person; provided, however, for purposes of this subparagraph (3) that (i) if such an agreement requires as a condition precedent approval by the Company's shareholders of the agreement or transaction, a Change of Control shall not be deemed to have taken place unless and until such approval is secured and, (ii) if the voting shareholders of such other Person shall, immediately after such effective date, be substantially the same as the voting shareholders of the Company immediately prior to such effective date, the execution of such agreement shall not, by itself, constitute a "Change of Control"; or

                  (4) Any Person (other than the Company, a majority-owned subsidiary of the Company, an employee benefit plan maintained by the Company or a majority-owned subsidiary of the Company or members of the Board on the date the Plan is approved by stockholders of the Company) becomes the beneficial owner, directly or indirectly (either as a result of the acquisition of securities or as the result of an arrangement or understanding, including the holding of proxies, with or among security holders), of securities of the Company representing 25% or more of the votes that could then be cast in an election for members of the

         Board unless within 15 days of being advised that such ownership level has been reached, the Company's board of directors adopts a resolution approving the acquisition of that level of securities ownership by such Person; or

                  (5) During any period of 24 consecutive months, commencing after the date this Plan is approved by stockholders of the Company, individuals who at the beginning of such 24-month period were directors of the Company shall cease to constitute at least a majority of the Board, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two thirds of (i) the directors then in office who were directors at the beginning of the 24-month period, or (ii) the directors specified in clause (i) plus directors whose election has been so approved by directors specified in clause (i).

8.  GENERAL PROVISIONS

         8.1.  DOCUMENTATION OF AWARDS.

         Awards will be evidenced by such written instruments, if any, as may be prescribed by the Committee from time to time. Such instruments may be in the form of agreements to be executed by both the Participant and the Company, or certificates, letters or similar instruments, which need not be executed by the Participant but acceptance of which will evidence agreement to the terms thereof.

         8.2.  RIGHTS AS A STOCKHOLDER, DIVIDEND EQUIVALENTS.

         Except as specifically provided by the Plan, the receipt of an Award will not give a Participant rights as a stockholder; the Participant will obtain such rights, subject to any limitations imposed by the Plan or the instrument evidencing the Award, only upon the issuance of Stock. However, the Committee may, on such conditions as it deems appropriate, provide that a Participant will receive a benefit in lieu of cash dividends that would have been payable on any or all Stock subject to the Participant's Award had such Stock been outstanding. Without limitation, the Committee may provide for payment to the Participant of amounts representing such dividends, either currently or in the future, or for the investment of such amounts on behalf of the Participant.

         8.3.  CONDITIONS ON DELIVERY OF STOCK.

         The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove restriction from shares previously delivered under the Plan (a) until all conditions of the Award have been satisfied or removed, (b) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulation have been complied with, (c) if the outstanding Stock is at the time listed on any stock exchange or The Nasdaq National Market, until the shares to be delivered have been listed or authorized to be listed on such exchange or market upon official notice of notice of issuance, and (d) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

         If an Award is exercised by the Participant's legal representative, the Company will be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of such representative.

         8.4.  TAX WITHHOLDING.

         The Company will withhold from any cash payment made pursuant to an Award an amount sufficient to satisfy all federal, state and local withholding tax requirements (the "withholding requirements").

         In the case of an Award pursuant to which Stock may be delivered, the Committee will have the right to require that the Participant or other appropriate person remit to the Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Committee with regard to such requirements, prior to the delivery of any Stock or removal of restrictions thereon. If and to the extent that such withholding is required, the Committee may permit the Participant or such other person to elect at such time and in such manner as the Committee provides to have the Company hold back from the shares to be delivered, or to deliver to the Company, Stock having a value calculated to satisfy the withholding requirement. The Committee may make such share withholding mandatory with respect to any Award at the time such Award is made to a Participant.

         If at the time an ISO is exercised the Committee determines that the Company could be liable for withholding requirements with respect to the exercise or with respect to a disposition of the Stock received upon exercise, the Committee may require as a condition of exercise that the person exercising the ISO agree (a) to provide for withholding under the preceding paragraph of this Section 8.4, if the Committee determines that a withholding responsibility may arise in connection with tax exercise, (b) to inform the Company promptly of any disposition (within the meaning of section 424(c) of the Code) of Stock received upon exercise, and (c) to give such security as the Committee deems adequate to meet the potential liability of the Company for the withholding requirements and to augment such security from time to time in any amount reasonably deemed necessary by the Committee to preserve the adequacy of such security.

         8.5.  TRANSFERABILITY OF AWARDS.

         Unless otherwise permitted by the Committee, no Award (other than an Award in the form of an outright transfer of cash or Unrestricted Stock) may be transferred other than by will or by the laws of descent and distribution.

         8.6.  ADJUSTMENTS IN THE EVENT OF CERTAIN TRANSACTIONS.

         (a) In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capitalization, or other distribution to holders of Stock other than normal cash dividends, after the effective date of the Plan, the Committee will make any appropriate adjustments to the maximum number of shares that may be delivered under the Plan under the first paragraph of Section 4 above and to the limits described in the second paragraph of Section 4 and in Section 6.5(c).

         (b) In any event referred to in paragraph (a), the Committee will also make any appropriate adjustments to the number and kind of shares of Stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change. The Committee may also make such adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or any other event, if it is determined by the Committee that adjustments are appropriate to avoid distortion in the operation of the Plan; provided, that adjustments pursuant to this sentence shall not be made to the extent it would cause any Award intended to be exempt under Section 162(m)(4)(c) of the Code to fail to be so exempt.

         (c) In the case of ISOs, the adjustments described in (a) and (b) will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an ISO) or Section 162(m) of the Code.

         8.7.  EMPLOYMENT RIGHTS, ETC.

         Neither the adoption of the Plan nor the grant of Awards will confer upon any person any right to continued retention by the Company or any subsidiary as an Employee or otherwise, or affect in any way the right of the Company or subsidiary to terminate an employment, service or similar relationship at any time. Except as specifically provided by the Committee in any particular case, the loss of existing or potential profit in Awards granted under the Plan will not constitute an element of damages in the event of termination of an employment, service or similar relationship even if the termination is in violation of an obligation of the Company to the Participant.

         8.8.  DEFERRAL OF PAYMENTS.

         The Committee may agree at any time, upon request of the Participant, to defer the date on which any payment under an Award will be made.

         8.9.  PAST SERVICES AS CONSIDERATION.

         Where a Participant purchases Stock under an Award for a price equal to the par value of the Stock the Committee may determine that such price has been satisfied by past services rendered by the Participant.

9.  EFFECT, AMENDMENT AND TERMINATION

         Neither adoption of the Plan nor the grant of Awards to a Participant will affect the Company's right to grant to such Participant awards that are not subject to the Plan, to issue to such Participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued to Employees.

         The Committee may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of Awards, provided that (except to the extent expressly required or permitted by the Plan) no such amendment will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required in order for the Plan to continue to qualify for the award of ISOs under Section 422 of the Code or for the award of performance-based compensation under Section 162(m) of the Code.

                                                                      APPENDIX B

                                  NORTEK, INC.

                      2000 STOCK OPTION PLAN FOR DIRECTORS

1.       PURPOSE

         The purpose of this 2000 Stock Option Plan for Directors (the "Plan") is to advance the interests of Nortek, Inc. (the "Company") by enhancing the ability of the Company to attract and retain directors who are in a position to make significant contributions to the success of the Company and to reward directors for such contributions through ownership of shares of the Company's Common Stock, $1.00 par value ("Stock").

2.       ADMINISTRATION

         The Plan shall be administered by the Stock Option Committee (the "Committee") of the Board of Directors (the "Board") of the Company. The Committee shall have authority, not inconsistent with the express provisions of the Plan, (a) to grant options in accordance with the Plan to such directors as are eligible to receive options; (b) to prescribe the form or forms of instruments evidencing options and any other instruments required under the Plan and to change such forms from time to time; (c) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (d) to interpret the Plan and decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Committee shall be conclusive and shall bind all parties. Subject to Section 7, the Committee shall also have the authority, both generally and in particular instances, to waive compliance by a director with any obligation to be performed by him or her under an option and to waive any condition or provision of an option.

3.       EFFECTIVE DATE AND TERM OF PLAN

         The Plan shall become effective on the date on which the Plan is approved by the stockholders of the Company. Awards may be made prior to such stockholder approval if made subject thereto. No option shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but options granted may extend beyond that date.

4.       SHARES SUBJECT TO THE PLAN

         (a) Number of Shares. Subject to adjustment as provided in Section 4(c), the aggregate number of shares of Stock that may be delivered upon the exercise of options granted under the Plan shall be 40,000. If any option granted under the Plan terminates without having been exercised in full, the number of shares of Stock as to which such option was not exercised shall be available for future grants within the limits set forth in this Section 4(a).

         (b) Shares to Be Delivered. Shares delivered under the Plan shall be authorized but unissued Stock or, if the Board so determines, previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock shall be delivered under the Plan.

         (c) Changes in Stock. In the event of a stock dividend, stock split or other change in corporate structure or capitalization affecting the Stock, the number and kind of shares of stock or securities of the Company to be subject to options then outstanding or to be granted under the Plan, and the option price, and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons.

5.       ELIGIBILITY FOR OPTIONS

         Directors eligible to receive options under the Plan ("Eligible Directors") shall be those directors who are not employees of the Company or its subsidiaries.

6.       TERMS AND CONDITIONS OF OPTIONS

         (a) Formula Options. Following stockholder approval of the Plan, each newly elected Eligible Director shall be awarded options to purchase up to 200 shares of Stock on the date of his or her first election (unless such Director receives formula options under the Company's 1997 Stock Option Plan for Directors on such date). In addition, as of the close of business on the day of the final adjournment of each annual meeting of stockholders commencing with the 2001 annual meeting, each Eligible Director (other than an Eligible Director first elected as a director at such meeting) shall be awarded an option covering 200 shares of Stock.

         (b) Discretionary Options. The Committee may also award options to purchase shares of Stock to Eligible Directors on such terms as it may determine not inconsistent with this Plan.

         (c) Exercise Price. The exercise price of each formula option shall be not less than the fair market value per share of the Stock at the time of the grant. For this purpose "fair market value" shall mean the last sale price of the shares of the Company's Common Stock as reported on the New York Stock Exchange on the date of the grant (based on The Wall Street Journal report of composite transactions), or if such stock is no longer listed on such Exchange, it shall have the same meaning as it does in the provisions of the Internal Revenue Code of 1986 (the "Code") and the regulations thereunder applicable to incentive options. The exercise price of each discretionary option shall be as determined by the Committee.

         (d) Duration of options. The latest date on which an option may be exercised (the "Final Exercise Date") shall be the date which is ten years from the date the option was granted.

         (e)      Exercise of Options.

                  (1) Each formula option shall become exercisable in increments of one half of the shares covered thereby on each of the first and second anniversaries of the grant. Each discretionary option shall become exercisable at such time or times as the Committee shall determine.

                  (2) Any exercise of an option shall be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (i) an option exercise notice and any other documents required by the Committee; and (ii) payment in full in accordance with paragraph
         (f) below for the number of shares for which the option is exercised.

                  (3) If any option is exercised by the executor or administrator of a deceased director, or by the person or persons to whom the option has been transferred by the director's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the option.

                  (4) The Company shall have the right to settle any option, and to terminate the rights of the holder thereof, by paying to the option holder the excess (if any) of the fair market value of the Stock at the time of settlement over the purchase price.

          (f) Payment for and Delivery of Stock. Stock purchased under the Plan shall be paid for as follows: (i) in cash (which payment may be made by personal check payable to the order of the Company); (ii) through the delivery of shares of Stock having a fair market value on the last business day preceding the date of exercise equal to the purchase price; or (ii) by a combination of cash and Stock as provided in clauses (i) an (ii) above.

         An option holder shall not have the rights of a stockholder with regard to awards under the Plan except as to Stock actually received by him or her under the Plan.

         The Company shall not be obligated to deliver any shares of Stock (i) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with; (ii) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance; and (iii) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

         (g) Transferability of Options. Unless otherwise determined by the Committee, options are transferable at any time by a director.

         (h) Death. If a director dies at a time he or she is entitled to exercise an option, then the portion formerly exercisable by the director may be exercised by the director's executor or administrator, or by the person to whom the option is transferred under the applicable laws of descent and distribution, within three years of the death of the director, subject to earlier termination upon the Final Exercise Date.

         (i) Other Termination of Status of Director. All options that are not then exercisable terminate and are forfeited automatically upon the termination of the director's service with the Company, unless the Committee or the Board of Directors specifies otherwise. Options that are exercisable on the date of termination shall continue to be exercisable until the earlier of (i) the 180th day following the date of termination (or such later date as is determined by the Committee or the Board) or (ii) the Final Exercise Date.

         (j) Effect of Change of Control. Notwithstanding any other provision of the Plan to the contrary, except as otherwise explicitly provided by the Committee in writing with respect to a particular option at the time the option is granted, in the event of a Change of Control (as defined below):

                  (1) Acceleration of Options. As of the date on which such Change of Control is determined to have occurred, options that are outstanding and that are not then exercisable shall become exercisable to the full extent of the original grants.

                  (2) Termination of Options in Certain Transactions. If, as part of, or in connection with, the Change of Control, there occurs a merger or consolidation in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding stock by a person, entity or group of persons and/or entities acting in concert or there is a dissolution or liquidation of the Company, options that are not cashed out or otherwise disposed of in or prior to the transaction will terminate.

                  (3) Restriction on Termination of Options Due to Termination of Employment. Options that remain outstanding after a Change of Control shall not be terminated as a result of the termination of a director's service with the Company, other than by reason of death, for a period of at least seven months following such termination of service.

                  (4) Restriction on Amendment. In connection with or following a Change of Control, neither the Committee nor the Board may impose additional conditions upon exercise or otherwise amend or restrict an option, or amend the terms of the Plan in any manner adverse to the holder thereof, without the written consent of such holder.

                  (5) Impact on Pooling-of-Interests Accounting. Notwithstanding the foregoing, if any right granted pursuant to this Section 6(j) would make a Change of Control transaction ineligible for pooling of interests accounting under applicable accounting principles that but for this Section 6(j) would otherwise be eligible for such accounting treatment, the Committee shall have the authority to substitute stock for the cash which would otherwise be payable pursuant to this Section 6(j) having a fair market value equal to such cash.

                  (6) Definition of Change of Control. A "Change of Control" shall be deemed to have occurred if and when:

                        (A) The Company ceases to be a publicly owned
                  corporation having at least 500 stockholders; or

                        (B) There occurs any event or series of events that
                  would be required to be reported as a change of control in response to Item 1(a) on a Form 8-K filed by the Company under the Securities Exchange Act of 1934, as amended, or in any other filing by the Company with the Securities and Exchange Commission unless the person ("Person"), as that term is defined or used in Section 13(d) or 14(d)(2) of the 1934 Act, acquiring control is an affiliate of the Company as of the date the Plan is approved by stockholders of the Company; or

                        (C) The Company executes an agreement of acquisition,
                  merger, or consolidation which contemplates that after the effective date provided for in the agreement all or substantially all of the business and/or assets of the Company will be controlled by another Person; provided, however, for purposes of this subparagraph (C) that (i) if such an agreement requires as a condition precedent approval by the Company's shareholders of the agreement or transaction, a Change of Control shall not be deemed to have taken place unless and until such approval is secured and, (ii) if the voting shareholders of such other Person shall, immediately after such effective date, be substantially the same as the voting shareholders of the Company immediately prior to such effective date, the execution of such agreement shall not, by itself, constitute a "Change of Control"; or

                        (D) Any Person (other than the Company, a majority-owned
                  subsidiary of the Company, an employee benefit plan maintained by the Company or a majority-owned subsidiary of the Company or members of the Board on the date the Plan is approved by stockholders of the Company) becomes the beneficial owner, directly or indirectly (either as a result of the acquisition of securities or as the result of an arrangement or understanding, including the holding of proxies, with or among security holders), of securities of the Company representing 25% or more of the votes that could then be cast in an election for members of the Board unless within 15 days of being advised that such ownership level has been reached, the Company's board of directors adopts a resolution approving the acquisition of that level of securities ownership by such Person; or

                        (E) During any period of 24 consecutive months,
                  commencing after the date this Plan is approved by stockholders of the Company, individuals who at the beginning of such 24-month period were directors of the Company shall cease to constitute at least a majority of the Board, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two thirds of (i) the directors then in office who were directors at the beginning of the 24-month period, or (ii) the directors specified in clause (i) plus directors whose election has been so approved by directors specified in clause (i).

7.       EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT AND TERMINATION

         Neither adoption of the Plan nor the grant of options to a director shall affect the Company's right to grant to such director or any director options that are not subject to the Plan, to issue to such directors Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued, or payments made, to directors.

         The Committee may at any time discontinue granting options under the Plan. The Committee may at any time, or times, amend the Plan for the purpose of satisfying any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of options, provided that (except to the extent expressly required or permitted herein above) no such amendment shall, without the approval of the stockholders of the Company, (a) increase the maximum number of shares available under the Plan; (b) increase the number of options to be granted to Eligible Directors; (c) amend the definition of Eligible Directors so as to enlarge the group of director eligible to receive options under the Plan; (d) reduce the price at which options may be granted other than as permitted in the Plan; or (e) amend the provisions of this Section 7.

[X] AS IN THIS EXAMPLE


----------------------------------------------------------------                  THE BOARD OF DIRECTORS RECOMMENDS
                           NORTEK, INC.                                          A VOTE FOR THE FOLLOWING PROPOSALS:
----------------------------------------------------------------
                           Common Stock                           1. Election of Director.

                                                                     Election of one director by holders of
                                                                     Common Stock, voting as a class:
If you are voting via the Internet, the web site listed below is     (01) Richard J. Harris                 For The   With-
specific to the Common Stock.                                                                               Nominee   hold
                                                                                                              [ ]      [ ]

CONTROL NUMBER:                                                                                               For   Against  Abstain
RECORD DATE SHARES:                                               2. To approve the Company's 2000 Equity     [ ]      [ ]     [ ]
                                                                     and Cash Incentive Plan.

                                                                                                              For   Against  Abstain
                                                                  3. To approve the Company's 2000 Stock      [ ]      [ ]     [ ]
                                                                     Option Plan for Directors.

                                                                  4. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.

                                                ----------------     Mark box at right if an address change has been noted on the
   Please be sure to sign and date this Proxy.  Date                 reverse side of this card.                                [ ]
----------------------------------------------------------------



----Stockholder sign here----------------Co-owner sign here----


DETACH CARD                                                                                                              DETACH CARD


-----------------                                                    ----------------
VOTE BY TELEPHONE                                                    VOTE BY INTERNET
-----------------                                                    ----------------

It's fast, convenient, and immediate!                                It's fast, convenient, and your vote is immediately
Call Toll-Free on a Touch-Tone Phone                                 confirmed and posted.


FOLLOW THESE FOUR EASY STEPS:                                        FOLLOW THESE FOUR EASY STEPS:
----------------------------------------------------------------     ---------------------------------------------------------------

1. Read the accompanying Proxy Statement and Proxy Card.             1. Read the accompanying Proxy Statement and Proxy Card.

2. Call the toll-free number                                         2. Go to the Webside
   1-877-PRX-VOTE (1-877-779-8683).                                     http://www.eproxyvote.com/ntk.
   There is NO CHARGE for this call.

3. Enter your Control Number located on your Proxy Card.             3. Enter your Control Number located on your Proxy Card.

4. Follow the recorded instructions.                                 4. Follow the instructions provided.

----------------------------------------------------------------     ---------------------------------------------------------------

YOUR VOTE IS IMPORTANT!                                              YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE                                                  Go to http://www.eproxyvote.com/ntk



                               DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

COMMON STOCK                      NORTEK, INC.                      COMMON STOCK

           THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                                   MAY 4, 2000

The undersigned hereby appoints Richard L. Bready, Richard J. Harris and Kevin
W. Donnelly, or any of them, proxies with power of substitution to each, to vote at the Annual Meeting of Stockholders of Nortek, Inc. to be held on May 4, 2000 at the Inter-Continental Hotel, 360 St. Antoine West, Montreal, Quebec, Canada H2Y 3X4, at 11:00 a.m., local time, or at any adjournment or postponement thereof, all of the shares of Common Stock, par value $1 per share, of Nortek, Inc. that the undersigned would be entitled to vote if personally present. The undersigned instructs such proxies or their substitutes to act on the following matters as specified by the undersigned, and to vote in such manner as they may determine on any other matters that may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO CONTRARY DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 (ELECTION OF DIRECTOR), PROPOSAL 2 (APPROVAL OF 2000
EQUITY AND CASH INCENTIVE PLAN) AND PROPOSAL 3 (APPROVAL OF 2000 STOCK OPTION PLAN FOR DIRECTORS).

--------------------------------------------------------------------------------

   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   NOTE: Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[X] AS IN THIS EXAMPLE

----------------------------------------------------------------                  THE BOARD OF DIRECTORS RECOMMENDS
                           NORTEK, INC.                                          A VOTE FOR THE FOLLOWING PROPOSALS:
----------------------------------------------------------------
                      Special Common Stock


                                                                                                              For   Against  Abstain
If you are voting via the Internet, the web site listed below     1. To approve the Company's 2000 Equity     [ ]      [ ]     [ ]
is specific to the Special Common Stock.                             and Cash Incentive Plan (Proposal 2).

CONTROL NUMBER:                                                                                               For   Against  Abstain
                                                                  2. To approve the Company's 2000 Stock      [ ]      [ ]     [ ]
RECORD DATE SHARES:                                                  Option Plan for Directors (Proposal 3).

                                                                  3. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.

                                                ----------------     Mark box at right if an address change has been noted on the
                                                                     reverse side of this card.                                [ ]
   Please be sure to sign and date this Proxy.  Date
----------------------------------------------------------------



----Stockholder sign here----------------Co-owner sign here----


DETACH CARD                                                                                                              DETACH CARD


-----------------                                                    ----------------
VOTE BY TELEPHONE                                                    VOTE BY INTERNET
-----------------                                                    ----------------

It's fast, convenient, and immediate!                                It's fast, convenient, and your vote is immediately
Call Toll-Free on a Touch-Tone Phone                                 confirmed and posted.


FOLLOW THESE FOUR EASY STEPS:                                        FOLLOW THESE FOUR EASY STEPS:
----------------------------------------------------------------     ---------------------------------------------------------------

1. Read the accompanying Proxy Statement and Proxy Card.             1. Read the accompanying Proxy Statement and Proxy Card.

2. Call the toll-free number                                         2. Go to the Website
   1-877-PRX-VOTE (1-877-779-8683).                                     http://www.eproxyvote.com/nrtk.
   There is NO CHARGE for this call.

3. Enter your Control Number located on your Proxy Card.             3. Enter your Control Number located on your Proxy Card.

4. Follow the recorded instructions.                                 4. Follow the instructions provided.

----------------------------------------------------------------     ---------------------------------------------------------------

YOUR VOTE IS IMPORTANT!                                              YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE                                                  Go to http://www.eproxyvote.com/nrtk



                               DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

SPECIAL COMMON STOCK              NORTEK, INC.              SPECIAL COMMON STOCK

           THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 4, 2000

The undersigned hereby appoints Richard L. Bready, Richard J. Harris and Kevin
W. Donnelly, or any of them, proxies with power of substitution to each, to vote at the Annual Meeting of Stockholders of Nortek, Inc. to be held on May 4, 2000 at the Inter-Continental Hotel, 360 St. Antoine West, Montreal, Quebec, Canada H2Y 3X4, at 11:00 a.m., local time, or at any adjournment or postponement thereof, all of the shares of Special Common Stock, par value $1 per share, of Nortek, Inc. that the undersigned would be entitled to vote if personally present. The undersigned instructs such proxies or their substitutes to act on the following matters as specified by the undersigned, and to vote in such manner as they may determine on any other matters that may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO CONTRARY DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 2 (APPROVAL OF 2000 EQUITY AND CASH INCENTIVE PLAN) AND PROPOSAL 3 (APPROVAL OF 2000 STOCK OPTION PLAN FOR DIRECTORS).

--------------------------------------------------------------------------------

   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   NOTE: Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------